                      SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.
                                     20549

                      ----------------------------------

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                      -----------------------------------

                          TUESDAY MORNING CORPORATION
            (Exact name of registrant as specified in its charter)

       Delaware                                           75-2398532
(State of incorporation                                  (IRS Employer
   or organization)                                  Identification Number)

          14621 Inwood Road
          Addison, Texas                                     75001
(Address of principal executive office)                    (Zip Code)


       Securities to be registered pursuant to Section 12(b) of the Act:
                                     None.

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A(c)(2), please check the following box. [ ]

       Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $.01 par value
                               (Title of Class)
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Item 1.   Description of Registrant's Securities to be Registered.
          -------------------------------------------------------

     For a description of the Registrant's Common Stock, $.01 par value, see "Description of Capital Stock" contained in the Prospectus which forms a part of the Registrant's Registration Statement on Form S-1, Registration No. 333-74365, originally filed with the Securities and Exchange Commission on March 12, 1999 under the Securities Act of 1933, as amended, including all amendments to such Registration Statement. Such description in the Registration Statement and in the final form of Prospectus to be filed pursuant to Rule 424(b) is incorporated herein by this reference.

Item 2.   Exhibits.
          --------

     1.1   -   Specimen Common Stock Certificate (filed herewith)
     3.1   -   Certificate of Incorporation of the Company  (1)
     3.2   -   Certificate of Designation of the Company (1)
     3.3   -   Certificate of Amendment to Certificate of Incorporation  (2)
     3.4   -   By-Laws of the Company  (1)

--------------------

(1) Filed as an exhibit to the Registration Statement on Form S-4 (File No. 333-46017) and incorporated herein by reference.
(2) Filed as an exhibit to the Registration Statement on Form S-1 (File No. 333-74365) and incorporated herein by reference.

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       TUESDAY MORNING CORPORATION



                                       By:   /s/ Duane A. Huesers
                                           ------------------------------------
                                             Duane A. Huesers
                                             Vice President

Date: April 21, 1999

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                               INDEX OF EXHIBITS


     No.  Description
     ---  -----------

     1.1       Specimen Common Stock Certificate ( filed herewith)

     3.1   -   Certificate of Incorporation of the Company  (1)

     3.2   -   Certificate of Designation of the Company (1)

     3.3   -   Certificate of Amendment to Certificate of Incorporation  (2)

     3.4   -   By-Laws of the Company  (1)

--------------------

(1) Filed as an exhibit to the Registration Statement on Form S-4 (File No. 333-46017) and incorporated herein by reference.
(2) Filed as an exhibit to the Registration Statement on Form S-1 (File No. 333-74365) and incorporated herein by reference.

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